EXHIBIT 24.1


                        POWER OF ATTORNEY


     KNOW ALL PERSONS BY THESE PRESENTS, that the persons whose signatures appear below, constitute and appoint John E. Heine, Ian S. Gillies and James H. Cox, and each of them, as their true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for them and in their names, places, and steads, in any and all capacities, to sign the Registration Statement on Form S-8 to be filed in connection with the registration of up to 500,000 shares of the common stock of Sola International Inc. issued or issuable pursuant to the Sola International Inc. Stock Option Plan and any and all amendments (including post-effective amendments) to the Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as they might or could do in person, thereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


Dated: October 11, 1996


                            SIGNATURE

/s/ Irving S. Shapiro
-------------------------     -------------------------
Irving S. Shapiro             Hamish Maxwell

-------------------------     -------------------------
John E. Heine                 Ruben F. Mettler

-------------------------     -------------------------
Ian S. Gillies                Laurence Za Yu Moh

-------------------------     -------------------------
Douglas D. Danforth           Jackson L. Schultz


                        POWER OF ATTORNEY


     KNOW ALL PERSONS BY THESE PRESENTS, that the persons whose signatures appear below, constitute and appoint John E. Heine, Ian S. Gillies and James H. Cox, and each of them, as their true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for them and in their names, places, and steads, in any and all capacities, to sign the Registration Statement on Form S-8 to be filed in connection with the registration of up to 500,000 shares of the common stock of Sola International Inc. issued or issuable pursuant to the Sola International Inc. Stock Option Plan and any and all amendments (including post-effective amendments) to the Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as they might or could do in person, thereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


Dated: October 24, 1996


                         SIGNATURE

                              /s/ Hamish Maxwell
-------------------------     -------------------------
Irving S. Shapiro             Hamish Maxwell

/s/ John E. Heine             /s/ Ruben F. Mettler
-------------------------     -------------------------
John E. Heine                 Ruben F. Mettler

/s/ Ian S. Gillies            /s/ Laurence Za Yu Moh
-------------------------     -------------------------
Ian S. Gillies                Laurence Za Yu Moh

                              /s/ Jackson L. Schultz
-------------------------     -------------------------
Douglas D. Danforth           Jackson L. Schultz



                        POWER OF ATTORNEY


     KNOW ALL PERSONS BY THESE PRESENTS, that the persons whose signatures appear below, constitute and appoint John E. Heine, Ian S. Gillies and James H. Cox, and each of them, as their true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for them and in their names, places, and steads, in any and all capacities, to sign the Registration Statement on Form S-8 to be filed in connection with the registration of up to 500,000 shares of the common stock of Sola International Inc. issued or issuable pursuant to the Sola International Inc. Stock Option Plan and any and all amendments (including post-effective amendments) to the Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as they might or could do in person, thereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


Dated: October 14, 1996



                            SIGNATURE



-------------------------     -------------------------
Irving S. Shapiro             Hamish Maxwell

-------------------------     -------------------------
John E. Heine                 Ruben F. Mettler

-------------------------     -------------------------
Ian S. Gillies                Laurence Za Yu Moh

/s/ Douglas D. Danforth
-------------------------     -------------------------
Douglas D. Danforth           Jackson L. Schultz


                        POWER OF ATTORNEY


     KNOW ALL PERSONS BY THESE PRESENTS, that the persons whose signatures appear below, constitute and appoint John E. Heine, Ian S. Gillies and James H. Cox, and each of them, as their true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for them and in their names, places, and steads, in any and all capacities, to sign the Registration Statement on Form S-8 to be filed in connection with the registration of up to 500,000 shares of the common stock of Sola International Inc. issued or issuable pursuant to the Sola International Inc. Stock Option Plan and any and all amendments (including post-effective amendments) to the Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as they might or could do in person, thereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


Dated:  October 11, 1996



                            SIGNATURE


-------------------------     -------------------------
Irving S. Shapiro             Hamish Maxwell

                              /s/ Ruben F. Mettler
-------------------------     -------------------------
John E. Heine                 Ruben F. Mettler

-------------------------     -------------------------
Ian S. Gillies                Laurence Za Yu Moh

-------------------------     -------------------------
Douglas D. Danforth           Jackson L. Schultz